PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

WasatchLong/Short Fund

WASATCH FUNDS TRUST

505 Wakara Way, 3rd Floor Salt Lake City, UT 84108

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [                     , 2018]

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles, David Corbett and Cindy Firestone, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of Wasatch Long/Short Fund (the “Fund”), a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Advisors, Inc., 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at [              ], Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 628-8532. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [                         , 2018]: The proxy statement is available online at:

https://www.proxyonline.com/docs/Wasatch2018.pdf

Wasatch Long/Short Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card and date it. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Wasatch Long/Short Fund (the “Target Fund”) to the Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”) in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).	O	O	O

THANK YOU FOR VOTING